Exhibit 99.1
GitLab Reports Third Quarter Fiscal Year 2025 Financial Results

Third Quarter Fiscal Year 2025 Highlights:
•Total revenue of $196.0 million, up 31% year-over-year
•Significant year-over-year GAAP and Non-GAAP operating margin expansion
•Announced the appointment of Bill Staples as CEO and Board Member; GitLab Co-Founder Sid Sijbrandij to transition to Executive Chair of the GitLab Board of Directors

San Francisco (December 5, 2024) -All-Remote-GitLab Inc. (NASDAQ: GTLB), the most comprehensive AI-powered DevSecOps platform, today reported financial results for its third quarter fiscal year 2025, ended October 31, 2024.

“GitLab’s growth at scale is a testament to the demand for a platform approach to software development,” said Sid Sijbrandij, co-founder and executive chair of the board of directors, GitLab Inc. “Our end-to-end DevSecOps platform addresses our customers’ need to accelerate the pace of software development to remain competitive, innovate faster, and ship software more securely.”

In a separate press release issued today, December 5, 2024, the company announced Bill Staples was named CEO and a member of the board of directors effective today. Staples succeeds co-founder and CEO Sid Sijbrandij, who is stepping down from his day-to-day role to focus on his health. Sijbrandij will transition to executive chair of the GitLab board of directors. The announcement can be found at https://ir.gitlab.com/.

“We delivered record non-GAAP operating margins as our third quarter fiscal year 2025 revenue reached $196 million dollars, an increase of 31% year-over-year,” said Brian Robins, GitLab chief financial officer. “I am very pleased with our results and the team’s execution as we continue to deliver against our commitment to responsible growth.”

Third Quarter Fiscal Year 2025 Financial Highlights (in millions, except per share data and percentages):

	Q3 FY 2025	Q3 FY 2024	Y/Y Change
Revenue	$196.0	$149.7	31%
GAAP Gross margin	89%	90%
Non-GAAP Gross margin	91%	91%
GAAP Operating margin	(15)%	(27)%
Non-GAAP Operating margin	13%	3%
GAAP Operating loss	$(28.7)	$(40.3)	$11.6
Non-GAAP Operating income	$25.9	$4.7	$21.2
GAAP Net Income (loss) attributable to GitLab	$29.6	$(285.2)	$314.8
Non-GAAP Net income attributable to GitLab	$39.1	$14.4	$24.7
GAAP Net income (loss) per share attributable to GitLab, basic	$0.18	$(1.84)	$2.02
GAAP Net income (loss) per share attributable to GitLab, diluted	$0.18	$(1.84)	$2.02
Non-GAAP Net income per share attributable to GitLab, basic	$0.24	$0.09	$0.15
Non-GAAP Net income per share attributable to GitLab, diluted	$0.23	$0.09	$0.14
GAAP net cash used in operating activities	$(177.0)	$(6.0)	$(171.0)
Non-GAAP adjusted free cash flow	$9.7	$(6.7)	$16.4

A reconciliation between GAAP and non-GAAP financial measures is contained in this release under the section titled “Non-GAAP Financial Measures.”

Additional Financial Highlights:

•Customers with more than $5,000 of ARR reached 9,519, an increase of 16% year-over-year.
•Customers with more than $100,000 of ARR reached 1,144, an increase of 31% year-over-year.
•Dollar-Based Net Retention Rate was 124%.
•Total RPO grew 48% year-over-year to $811.8 million, while cRPO grew 39% to $515.2 million.

Business Highlights:

•Recognized as a Leader in the Gartner® Magic Quadrant™ for DevOps Platforms for the second consecutive year.
•Announced an integrated offering with AWS that brings together GitLab Duo and Amazon Q. Together, GitLab Duo and Amazon Q provide a seamless AI-powered developer experience that combines DevSecOps workflows and AWS environments to help organizations ship secure software faster.
•Announced the general availability of Advanced SAST for GitLab Ultimate customers, leveraging technology acquired with Oxeye, for more accurate vulnerability detections in first-party code.

Fourth Quarter and Fiscal Year 2025 Financial Outlook

For the fourth quarter and fiscal year 2025, GitLab Inc. expects (in millions, except share and per share data):

	Q4 FY 2025 Guidance	FY 2025 Guidance
Revenue	$205.0 - $206.0	$753 - $754
Non-GAAP operating income	$28.0 - $29.0	$69 - $70
Non-GAAP diluted net income per share assuming approximately 170 million and 168 million weighted average shares outstanding during Q4 FY 2025 and FY 2025, respectively.	$0.22 - $0.23	$0.63 - $0.64

These statements are forward-looking and actual results may differ materially as a result of many factors. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

A reconciliation of GAAP to non-GAAP financial measures has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below in Non-GAAP Financial Measures. We have not provided the most directly comparable GAAP financial guidance measures because certain items are out of our control or cannot be reasonably predicted. Accordingly, a reconciliation of non-GAAP guidance for operating income (loss) and net income (loss) per share to the corresponding GAAP measures is not available.

Conference Call Information

GitLab will host a conference call today, December 5, 2024, at 1:30 p.m. (PT) / 4:30 p.m. (ET) to discuss its third quarter fiscal year 2025 financial results and its guidance for the fourth quarter and fiscal year 2025. Interested parties may register for the call in advance by visiting https://bit.ly/3Ul8cwM. A live webcast of this conference call will be available on GitLab’s investor relations website (ir.gitlab.com), and a replay will also be archived on the website for one year.

About GitLab

GitLab is the most comprehensive AI-powered DevSecOps platform for software innovation. GitLab enables organizations to increase developer productivity, improve operational efficiency, reduce security and compliance risk, and accelerate digital transformation. More than 40 million registered users and more than 50% of the Fortune 100 trust GitLab to ship better, more secure software faster.

Non-GAAP Financial Measures

GitLab believes non-GAAP measures are useful in evaluating its operating performance. GitLab uses this supplemental information to evaluate its ongoing operations and for internal planning and forecasting purposes. GitLab believes that non-GAAP financial information, when taken collectively with its GAAP financial information, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Reconciliations of non-GAAP financial measures to the most directly comparable financial results as determined in accordance with GAAP are included at the end of this press release following the accompanying financial data. We define non-GAAP financial measures as GAAP measures, excluding certain items such as stock-based compensation expense, amortization of acquired intangible assets, foreign exchange (gain) loss, equity method investment loss and impairment, acquisition related expenses, changes in the fair value of acquisition related contingent consideration, charitable donation of common stock, restructuring charges, a non-recurring income tax adjustment related to bilateral advance pricing agreement (“BAPA”) negotiations, and other expenses that the Company believes are not indicative of its ongoing operations. Shares used for net income per share on a non-GAAP basis include incremental dilutive shares related to restricted stock units, options, and shares issuable under GitLab Inc.’s 2021 Employee Stock Purchase Plan that are anti-dilutive on a GAAP basis. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Adjusted Free Cash Flow

Adjusted free cash flow is a non-GAAP financial measure that we calculate as net cash provided by operating activities less cash used for purchases of property and equipment, plus any non-recurring income tax payments related to BAPA. We believe that adjusted free cash flow is a useful indicator of liquidity that provides information to management and investors about the amount of cash generated from our operations that, after the investments in property and equipment and any non-recurring income tax payments related to BAPA, can be used for strategic initiatives, including investing in our business, and strengthening our financial position. One limitation of adjusted free cash flow is that it does not reflect our future contractual commitments. Additionally, adjusted free cash flow does not represent the total increase or decrease in our cash balance for a given period.

Forward-Looking Statements

This press release and the accompanying earnings call contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Although we believe that the expectations reflected in the forward-looking statements contained in this release and the accompanying earnings call are reasonable, they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results or outcomes to be materially different from any future results or outcomes expressed or implied by the forward-looking statements. These risks, uncertainties, assumptions, and other factors include, but are not limited to the following:

• our ability to effectively manage our growth;
• our revenue growth rate in the future;
• our ability to achieve and sustain profitability, our business, financial condition, and operating results;
• security and privacy breaches;
• intense competition in our markets and loss of market share to our competitors;
• our ability to respond to rapid technological changes;
• the market for our services may not grow;
• a decline in our customer renewals and expansions;
• fluctuations in our operating results;
• our incorporation of artificial intelligence features into our products;
• our transparency;
• our publicly available company Handbook;
• customers staying on our free self-managed or SaaS product offering;
• our ability to accurately predict the long-term rate of customer subscription renewals or adoption, or the impact of these renewals and adoption;
• our hiring model;
• the effects of ongoing armed conflict in different regions of the world on our business; and
• general economic conditions (including changes in interest rates, inflation, uncertainty of the federal budget, increased volatility in the capital markets, and instability in the global banking sector) and slow or negative growth of our markets.

Further information on these and additional risks, uncertainties, and other factors that could cause actual outcomes and results to differ materially from those included in or contemplated by the forward-looking statements contained in this release are included under the caption “Risk Factors” and elsewhere in the filings and reports we make with the Securities and Exchange Commission. We do not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events, except as required by law.

Operating Metrics

Annual Recurring Revenue (“ARR”): We define annual recurring revenue as the annual run-rate revenue of subscription agreements, including our self-managed and SaaS offerings but excluding professional services, from all customers as measured on the last day of a given month. We calculate ARR by taking the monthly recurring revenue (“MRR”) and multiplying it by 12. MRR for each month is calculated by aggregating, for all customers during that month, monthly revenue from committed contractual amounts of subscriptions, including our self-managed license, self-managed subscription, and SaaS subscription offerings but excluding professional services.

Dollar-Based Net Retention Rate: We calculate Dollar-Based Net Retention Rate as of a period end by starting with our customers as of the 12 months prior to such period end (“Prior Period ARR”). We then calculate the ARR from these customers as of the current period end (“Current Period ARR”). The calculation of Current Period ARR includes any upsells, price adjustments, user growth within a customer, contraction, and attrition. We then divide the total Current Period ARR by the total Prior Period ARR to arrive at the Dollar-Based Net Retention Rate.

GitLab Inc.
Condensed Consolidated Balance Sheets
(in thousands, except per share data)
(unaudited)

	October 31, 2024(1)	January 31, 2024(1)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$176,632	$287,996
Short-term investments	740,340	748,289
Accounts receivable, net of allowance for doubtful accounts of $891 and $673 as of October 31, 2024 and January 31, 2024, respectively	197,555	166,731
Deferred contract acquisition costs, current	34,518	32,300
Prepaid expenses and other current assets	43,120	45,601
Total current assets	1,192,165	1,280,917
Property and equipment, net	3,563	2,954
Operating lease right-of-use assets	444	405
Goodwill	16,131	8,145
Intangible assets, net	19,536	1,733
Deferred contract acquisition costs, non-current	17,248	19,317
Other non-current assets	3,552	4,390
TOTAL ASSETS	$1,252,639	$1,317,861
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$2,224	$1,738
Accrued expenses and other current liabilities	51,821	286,178
Accrued compensation and benefits	27,274	35,809
Deferred revenue, current	383,183	338,348
Total current liabilities	464,502	662,073
Deferred revenue, non-current	14,138	23,794
Other non-current liabilities	3,776	14,060
TOTAL LIABILITIES	482,416	699,927
STOCKHOLDERS’ EQUITY:
Preferred stock, $0.0000025 par value; 50,000 shares authorized as of October 31, 2024 and January 31, 2024; no shares issued and outstanding as of October 31, 2024 and January 31, 2024	—	—
Class A Common stock, $0.0000025 par value; 1,500,000 shares authorized as of October 31, 2024 and January 31, 2024; 140,528 and 114,670 shares issued and outstanding as of October 31, 2024 and January 31, 2024, respectively	—	—
Class B Common stock, $0.0000025 par value; 250,000 shares authorized as of October 31, 2024 and January 31, 2024; 21,555 and 42,887 shares issued and outstanding as of October 31, 2024 and January 31, 2024, respectively	—	—
Additional paid-in capital	1,891,653	1,718,661
Accumulated deficit	(1,161,952)	(1,149,822)
Accumulated other comprehensive income (loss)	(4,996)	2,335
Total GitLab stockholders’ equity	724,705	571,174
Noncontrolling interests	45,518	46,760
TOTAL STOCKHOLDERS’ EQUITY	770,223	617,934
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,252,639	$1,317,861
__________
(1) As of October 31, 2024 and January 31, 2024, the consolidated balance sheet includes assets of the consolidated variable interest entity, GitLab Information Technology (Hubei) Co., LTD (“JiHu”), of $43.4 million and $47.6 million, respectively, and liabilities of $6.1 million for each period presented. The assets of JiHu can be used only to settle obligations of JiHu and creditors of JiHu do not have recourse against the general credit of GitLab Inc.

GitLab Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2024	2023	2024	2023
Revenue:
Subscription—self-managed and SaaS	$175,257	$130,993	$489,617	$364,280
License—self-managed and other	20,790	18,675	58,201	51,847
Total revenue	196,047	149,668	547,818	416,127
Cost of revenue:
Subscription—self-managed and SaaS	17,170	11,559	47,639	33,321
License—self-managed and other	4,955	3,525	14,632	10,398
Total cost of revenue	22,125	15,084	62,271	43,719
Gross profit	173,922	134,584	485,547	372,408
Operating expenses:
Sales and marketing	95,340	86,978	285,542	265,631
Research and development	61,354	49,058	176,767	148,452
General and administrative	45,960	38,815	146,615	110,882
Total operating expenses	202,654	174,851	608,924	524,965
Loss from operations	(28,732)	(40,267)	(123,377)	(152,557)
Interest income	12,586	10,874	37,443	27,301
Other income (expense), net	4,992	569	5,457	(508)
Loss before income taxes and loss from equity method investment	(11,154)	(28,824)	(80,477)	(125,764)
Loss from equity method investment, net of tax	—	(743)	—	(2,408)
Provision for (benefit from) income taxes	(39,421)	256,788	(66,131)	262,290
Net income (loss)	$28,267	$(286,355)	$(14,346)	$(390,462)
Net loss attributable to noncontrolling interest	(1,298)	(1,197)	(2,216)	(2,755)
Net income (loss) attributable to GitLab	$29,565	$(285,158)	$(12,130)	$(387,707)
Net income (loss) per share attributable to GitLab Class A and Class B common stockholders:
Basic	$0.18	$(1.84)	$(0.08)	$(2.53)
Diluted	$0.18	$(1.84)	$(0.08)	$(2.53)
Weighted-average shares used to compute net income (loss) per share attributable to GitLab Class A and Class B common stockholders:
Basic	161,317	155,123	159,756	153,504
Diluted	167,436	155,123	159,756	153,504

GitLab Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2024	2023	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss), including amounts attributable to noncontrolling interest	$28,267	$(286,355)	$(14,346)	$(390,462)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Stock-based compensation expense	48,042	41,334	139,263	120,032
Change in fair value of acquisition related contingent consideration	—	—	3,750	—
Charitable donation of common stock	2,957	2,675	8,871	8,025
Amortization of intangible assets	2,511	521	5,931	1,646
Depreciation expense	680	1,123	2,361	3,329
Amortization of deferred contract acquisition costs	12,704	10,447	35,650	31,066
Loss from equity method investment	—	940	—	3,048
Net amortization of premiums or discounts on short-term investments	(3,792)	(5,867)	(12,933)	(14,361)
Unrealized foreign exchange loss (gain), net	(5,184)	(573)	(5,442)	252
Other non-cash expense, net	467	420	768	317
Changes in assets and liabilities:
Accounts receivable	(32,883)	(30,572)	(31,658)	(5,291)
Prepaid expenses and other current assets	(10,773)	(3,935)	2,498	(8,183)
Deferred contract acquisition costs	(14,751)	(13,623)	(35,706)	(31,760)
Other non-current assets	1,348	(453)	851	(1,174)
Accounts payable	(1,317)	799	33	(224)
Accrued expenses and other current liabilities	(220,071)	244,674	(241,704)	245,857
Accrued compensation and benefits	(1,913)	231	(8,815)	2,842
Deferred revenue	19,665	14,270	34,503	29,158
Other non-current liabilities	(2,985)	17,983	(11,068)	16,070
Net cash provided by (used in) operating activities	(177,028)	(5,961)	(127,193)	10,187
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of short-term investments	(240,136)	(238,680)	(503,394)	(573,676)
Proceeds from maturities of short-term investments	148,763	253,995	524,862	526,979
Purchases of property and equipment	(1,057)	(736)	(2,608)	(1,269)
Payments for business combination, net of cash acquired	—	—	(20,210)	—
Payments for asset acquisition	(346)	—	(7,660)	—
Escrow payment related to business combination, after acquisition date	—	—	—	(2,500)
Other investing activities	—	—	457	—
Net cash provided by (used in) investing activities	(92,776)	14,579	(8,553)	(50,466)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the issuance of common stock upon exercise of stock options, including early exercises, net of repurchases	7,822	4,715	17,895	22,492
Issuance of common stock under employee stock purchase plan	—	—	7,932	7,751
Settlement of acquisition related contingent cash consideration	(4,900)	—	(4,900)	—
Net cash provided by financing activities	2,922	4,715	20,927	30,243
Impact of foreign exchange on cash and cash equivalents	4,898	(1,249)	3,455	(2,557)
Net decrease in cash and cash equivalents	(261,984)	12,084	(111,364)	(12,593)
Cash and cash equivalents at beginning of period	438,616	273,225	287,996	297,902
Cash and cash equivalents at end of period	$176,632	$285,309	$176,632	$285,309

GitLab Inc.
Reconciliation of GAAP to Non-GAAP
(in thousands, except per share data)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2024	2023	2024	2023
Gross profit on GAAP basis	$173,922	$134,584	$485,547	$372,408
Gross margin on GAAP basis	89%	90%	89%	89%
Stock-based compensation expense	1,993	1,648	5,924	4,760
Amortization of acquired intangibles	2,511	521	5,931	1,546
Restructuring charges	—	—	—	463
Gross profit on non-GAAP basis	$178,426	$136,753	$497,402	$379,177
Gross margin on non-GAAP basis	91%	91%	91%	91%

Sales and marketing on GAAP basis	$95,340	$86,978	$285,542	$265,631
Stock-based compensation expense	(17,012)	(16,523)	(54,290)	(51,582)
Restructuring charges	(130)	54	(1,126)	(3,623)
Sales and marketing on non-GAAP basis	$78,198	$70,509	$230,126	$210,426

Research and development on GAAP basis	$61,354	$49,058	$176,767	$148,452
Stock-based compensation expense	(14,384)	(12,738)	(42,834)	(36,917)
Restructuring charges	—	(72)	(393)	(2,119)
Research and development on non-GAAP basis	$46,970	$36,248	$133,540	$109,416

General and administrative on GAAP basis	$45,960	$38,815	$146,615	$110,882
Stock-based compensation expense	(14,653)	(10,425)	(36,215)	(26,773)
Amortization of acquired intangibles	—	—	—	(100)
Restructuring charges	11	4	(377)	(1,634)
Charitable donation of common stock	(2,957)	(2,675)	(8,871)	(8,025)
Changes in the fair value of acquisition related contingent consideration	—	—	(3,750)	—
Acquisition related expenses	(140)	—	(2,849)	—
Other non-recurring charges	(872)	(413)	(1,084)	(413)
General and administrative on non-GAAP basis	$27,349	$25,306	$93,469	$73,937

Loss from operations on GAAP basis	$(28,732)	$(40,267)	$(123,377)	$(152,557)
Stock-based compensation expense	48,042	41,334	139,263	120,032
Amortization of acquired intangibles	2,511	521	5,931	1,646
Restructuring charges	119	14	1,896	7,839
Charitable donation of common stock	2,957	2,675	8,871	8,025
Changes in the fair value of acquisition related contingent consideration	—	—	3,750	—
Acquisition related expenses	140	—	2,849	—
Other non-recurring charges	872	413	1,084	413
Income (loss) from operations on non-GAAP basis	$25,909	$4,690	$40,267	$(14,602)

Other income (expense), net on GAAP basis	$4,992	$569	$5,457	$(508)
Foreign exchange gains (losses), net	(5,096)	(488)	(5,326)	506
Other income (expense), net on non-GAAP basis	$(104)	$81	$131	$(2)

Net income (loss) attributable to GitLab common stockholders on GAAP basis	$29,565	$(285,158)	$(12,130)	$(387,707)
Stock-based compensation expense	48,042	41,334	139,263	120,032
Amortization of acquired intangibles	2,511	521	5,931	1,646
Restructuring charges	119	14	1,896	7,839
Charitable donation of common stock	2,957	2,675	8,871	8,025

Changes in the fair value of acquisition related contingent consideration	—	—	3,750	—
Acquisition related expenses	140	—	2,849	—
Loss from equity method investment, net of tax	—	743	—	2,408
Foreign exchange gains (losses), net	(5,096)	(488)	(5,326)	506
Income tax adjustment	(39,965)	254,392	(78,047)	254,392
Other non-recurring charges	872	413	1,084	413
Net income attributable to GitLab common stockholders on non-GAAP basis	$39,145	$14,446	$68,141	$7,554

GAAP net income (loss) per share, basic	$0.18	$(1.84)	$(0.08)	$(2.53)
GAAP net income (loss) per share, diluted	$0.18	$(1.84)	$(0.08)	$(2.53)

Non-GAAP net income per share, basic	$0.24	$0.09	$0.43	$0.05
Non-GAAP net income per share, diluted	$0.23	$0.09	$0.41	$0.05

Shares used in per share calculation - basic on GAAP basis	161,317	155,123	159,756	153,504
Effect of dilutive securities	6,119	7,671	7,637	7,774
Shares used in per share calculation - diluted on non-GAAP basis	167,436	162,794	167,393	161,278

GitLab Inc.
Reconciliation of GAAP Cash Flow from Operating Activities to Adjusted Free Cash Flow
(in thousands)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2024	2023	2024	2023
Computation of adjusted free cash flow
GAAP net cash provided by (used in) operating activities	$(177,028)	$(5,961)	$(127,193)	$10,187
Less: Purchases of property and equipment	(1,057)	(736)	(2,608)	(1,269)
Add: Income tax payments related to BAPA	187,735	—	187,735	—
Non-GAAP adjusted free cash flow	$9,650	$(6,697)	$57,934	$8,918

Media Contact:
Lisa Boughner
VP, Global Communications
GitLab Inc.
press@gitlab.com

Investor Contact:
Kelsey Turcotte
VP, Investor Relations
GitLab Inc.
ir@gitlab.com